United
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1999

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1999



Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. I especially want to express our appreciation for your confidence during our conversion to a new shareholder accounting system. During this period some of you may have experienced delays in reaching our home office shareholder services staff and we apologize for any inconvenience and frustration you experienced.

Our conversion is now complete. Our new system complies with all of the date requirements for the new millennium. It has the capacity to handle our growing business and its modern structure will allow us to expand our services available to you. We have also added to our telephone line capacity and have doubled the size of our shareholder services staff. We are committed to the goal of providing the best service possible to our shareholders.

With respect to your investment program, while it is impossible to predict the future of the markets, there are some basic principles that we stand by that can help investors achieve their financial goals.

 . Work with your financial advisor to develop a comprehensive financial plan.
  A comprehensive plan can help you pinpoint your financial objectives and identify specific strategies for turning your financial dreams into reality. A financial plan can also help ensure that your investment portfolio is appropriately diversified. It can be one of the best ways to plan for your financial future.
 . Review your financial plan regularly.  Financial planning is an ongoing process that requires periodic reviews to adapt to life's changes.
 . Make regular investments and adopt a long-term investment view. Over the long term, regular contributions to your investments can smooth out the bumps of volatility and enable investors to take advantage of the power of compounding.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Your financial advisor is ready to assist you in completing your comprehensive financial plan to reach the financial goals that are most important to you.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues, please contact your financial advisor or your local Waddell & Reed office. Again, thank you for your continued confidence.

Respectfully,


Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in            OBJECTIVE:   To seek growth of
mid-capitalization companies            capital.
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of U.S.
Securities                              companies whose market
                                        capitalizations are
                                        within the range of capitalizations of
                                        companies comprising the Standard &
                                        Poors MidCap 400 Index and that the
                                        Fund's investment manager believes offer above-average growth potential.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 1999
-------------------------------------------

NET ASSET VALUE ON
  9/30/99                           $10.61
  3/31/99                             9.52
                                    ------
CHANGE PER SHARE                    $ 1.09
                                    ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                    Average Annual Total Return
                                    ---------------------------
                                        With          Without
Period                               Sales Load*   Sales Load**
------                               -----------   ------------
 1-year period ended 9-30-99            38.79%         47.26%
 5-year period ended 9-30-99            20.77%         22.21%
10-year period ended 9-30-99            19.06%         19.76%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1999, United New Concepts Fund, Inc. had net assets totaling $1,164,548,782 invested in a diversified portfolio of:

   86.96%  Common Stocks
   13.04%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on September 30, 1999, your Fund owned:

 $33.04  Services Stocks
  24.08  Transportation, Communication, Electric
           and Sanitary Services Stocks
  21.15  Manufacturing Stocks
  13.04  Cash and Cash Equivalents
   5.26  Wholesale and Retail Trade Stocks
   2.43  Finance, Insurance and Real Estate Stocks
   1.00  Mining Stocks

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1999


                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 2.20%
 O'Reilly Automotive, Inc.*  .............   537,750 $ 25,627,148

Building Materials and Garden Supplies - 0.85%
 Fastenal Company  .......................   210,000    9,889,687

Business Services - 21.43%
 AHL Services, Inc.*  ....................   600,000   15,675,000
 Acxiom Corporation*  .................... 1,100,000   21,621,875
 America Online, Inc.*  ..................   425,000   44,200,000
 Cerner Corporation*  .................... 1,205,000   18,338,594
 CheckFree Holdings Corporation*  ........   700,000   28,765,625
 Getty Images, Inc.*  ....................   459,600   11,059,125
 MemberWorks Incorporated*  ..............   275,000    9,135,156
 National Data Corporation  ..............   350,000    9,100,000
 NOVA Corporation  .......................   600,000   15,000,000
 Securities First Technologies Corporation*  300,000   11,643,750
 Shared Medical Systems Corporation  .....   300,000   14,025,000
 Telemate.Net Software, Inc.*  ...........    50,000      701,563
 Ticketmaster Online-CitySearch, Inc.,
   Class B* ..............................   450,000   10,898,437
 USWeb Corporation*  .....................   750,000   25,757,813
 Webstakes.com, Inc.*  ...................   251,000    2,231,547
 Wind River Systems, Inc.*  ..............   600,000   11,381,250
   Total .................................            249,534,735

Chemicals and Allied Products - 4.10%
 Genzyme Corporation - General Division*     450,000   20,278,125
 SangStat Medical Corporation*  ..........   500,000   10,687,500
 Watson Pharmaceuticals, Inc.*  ..........   550,000   16,809,375
   Total .................................             47,775,000

Communication - 21.10%
 American Mobile Satellite Corporation*  .   700,000   12,228,125
 COLT Telecom Group plc, ADR*  ...........   460,000   44,073,750
 Concentric Network Corporation*  ........ 1,200,000   24,412,500
 Insight Communications Company, L.P.*  ..   300,750    8,627,766
 Nextel Communications, Inc.*  ...........   400,000   27,137,500
 Research In Motion Limited* (A)  ........   600,000   18,610,979
 Research In Motion Limited*  ............   567,500   17,539,297
 Salem Communications Corporation, Class A*  300,000    7,743,750
 VoiceStream Wireless Corporation*  ......   800,000   49,375,000
 Western Wireless Corporation, Class A*  .   800,000   35,875,000
   Total .................................            245,623,667

Depository Institutions - 1.53%
 Concord EFS, Inc.*  .....................   862,500   17,789,062

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Electric, Gas and Sanitary Services - 1.30%
 Allied Waste Industries, Inc., New*  .... 1,300,000 $ 15,193,750

Electronic and Other Electric Equipment - 5.64%
 Cypress Semiconductor Corporation*  .....   700,000   15,050,000
 EMCORE Corporation*  ....................   107,400    1,486,819
 Gemstar International Group Limited*  ...   255,000   19,913,906
 Micron Technology, Inc.*  ...............   440,000   29,287,500
   Total .................................             65,738,225

Engineering and Management Services - 2.56%
 Incyte Pharmaceuticals, Inc.*  ..........   640,000   14,800,000
 MAXIMUS, Inc.*  .........................   500,000   14,968,750
   Total .................................             29,768,750

Furniture and Home Furnishings Stores - 1.25%
 Williams-Sonoma, Inc.*  .................   300,000   14,568,750

Industrial Machinery and Equipment - 4.79%
 Cisco Systems, Inc.*  ...................   240,000   16,447,500
 Cooper Cameron Corporation*  ............   550,000   20,762,500
 RSA Security Inc.*  .....................   700,000   18,571,875
   Total .................................             55,781,875

Instruments and Related Products - 2.79%
 Beckman Coulter, Inc.  ..................   193,500    8,731,687
 Boston Scientific Corporation*  .........   500,000   12,343,750
 General Motors Corporation, Class H*  ...   200,000   11,450,000
   Total .................................             32,525,437

Miscellaneous Retail - 0.31%
 uBid, Inc.*  ............................   135,000    3,564,844

Oil and Gas Extraction - 1.00%
 Noble Affiliates, Inc.  .................   400,000   11,600,000

Prepackaged Software - 9.05%
   Dendrite International, Inc.* .........   600,000   28,331,250
 i2 Technologies, Inc.*  .................   300,000   11,634,375
 ISS Group, Inc.*  .......................   300,000    8,137,500
 Intuit Inc.*  ...........................   400,000   35,062,500
 Parametric Technology Corporation*  .....   600,000    8,081,250
 Transaction Systems Architects, Inc.,
   Class A* ..............................   526,200   14,190,956
   Total .................................            105,437,831

Real Estate - 0.90%
 homestore.com, Inc.*  ...................   250,200   10,477,125

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation by Air - 0.52%
 Southwest Airlines Co.  .................   400,000$   6,075,000

Transportation Equipment - 3.83%
 Gentex Corporation*  ....................   900,000   18,590,625
 Harley-Davidson, Inc.  ..................   520,000   26,032,500
   Total .................................             44,623,125

Trucking and Warehousing - 1.16%
 Iron Mountain Incorporated*  ............   400,000   13,550,000

Wholesale Trade -- Durable Goods - 0.65%
 WESCO International, Inc.*  .............   534,900    7,555,463

TOTAL COMMON STOCKS - 86.96%                        $1,012,699,474
 (Cost: $668,364,217)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Auto Repair, Services and Parking - 0.38%
 PHH Corp.,
   5.8%, 10-1-99 .........................   $ 4,385    4,385,000

Business Services - 0.26%
 Electronic Data Systems Corporation,
   5.33%, 10-5-99 ........................     3,000    2,998,223

Communication - 0.43%
 Dominion Resources Inc.,
   5.49%, 10-18-99 .......................     5,000    4,987,014

Electric, Gas and Sanitary Services - 2.93%
 Allegheny Energy Inc.,
   5.32%, 10-20-99 .......................   $ 2,540    2,532,868
 Bay State Gas Co.,
   5.4%, 10-26-99 ........................    12,500   12,453,125
 Commonwealth Edison Co.,
   5.6%, 11-23-99 ........................    11,400   11,306,014
 Western Resources, Inc.,
   5.65%, 10-7-99 ........................     7,900    7,892,561
   Total .................................             34,184,568

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Fabricated Metal Products - 1.02%
 Danaher Corporation,
   5.38%, Master Note ....................   $ 1,902$   1,902,000
 Snap-On Inc.,
   5.35%, 10-19-99 .......................    10,000    9,973,250
   Total .................................             11,875,250

Food and Kindred Products - 1.79%
 ConAgra Inc.,
   5.58%, 10-7-99 ........................     3,000    2,997,210
 General Mills, Inc.,
   5.235%, Master Note ...................    13,400   13,400,000
 Ralston Purina Co.,
   5.53%, 10-8-99 ........................     4,455    4,450,210
   Total .................................             20,847,420

Industrial Machinery and Equipment - 1.29%
 Hewlett-Packard Co.:
   5.27%, 10-5-99 ........................     3,030    3,028,226
   5.33%, 10-5-99 ........................    12,000   11,992,893
   Total .................................             15,021,119

Insurance Carriers - 0.43%
 SAFECO Corp.,
   5.38%, 10-7-99 ........................     4,995    4,990,521

Miscellaneous Retail - 0.86%
 Toys _R_ Us Inc.,
   5.5%, 10-19-99 ........................    10,000    9,972,500

Nondepository Institutions - 1.28%
 Associates First Capital B.V.,
   5.31%, 10-25-99 .......................     5,000    4,982,300
 Penney (J.C.) Funding Corp.,
   5.58%, 10-14-99 .......................    10,000    9,979,850
   Total .................................             14,962,150

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Personal Services - 1.03%
 Block Financial Corp.,
   5.37%, 10-5-99 ........................   $12,000 $ 11,992,840

Petroleum and Coal Products - 0.35%
 Kerr-McGee Credit LLC,
   5.95%, 10-1-99 ........................     4,145    4,145,000

Wholesale Trade -- Nondurable Goods - 0.97%
 Enron Corp.,
   5.85%, 10-1-99 ........................    11,309   11,309,000

TOTAL SHORT-TERM SECURITIES - 13.02%               $  151,670,605
 (Cost: $151,670,605)

TOTAL INVESTMENT SECURITIES - 99.98%               $1,164,370,079
 (Cost: $820,034,822)

CASH AND OTHER ASSETS, NET OF LIABILITIES _ 0.02%         178,703

NET ASSETS - 100.00%                               $1,164,548,782

                     See Notes to Schedule of Investments.

Notes To Schedule of Investments

*No income dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................   $1,164,370
 Cash   ............................................            6
 Receivables:
   Investment securities sold.......................        7,267
   Fund shares sold ................................        2,663
   Dividends and interest ..........................           90
 Prepaid insurance premium  ........................           16
                                                       ----------
    Total assets  ..................................    1,174,412
                                                       ----------
Liabilities
 Payable to Fund shareholders  .....................        5,306
 Payable for investment securities purchased .......        3,947
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          297
 Accrued service fee (Note 2)  .....................          173
 Accrued distribution fee (Note 2)  ................           63
 Accrued management fee (Note 2)  ..................           27
 Accrued accounting services fee (Note 2)  .........            8
 Other  ............................................           42
                                                       ----------
    Total liabilities  .............................        9,863
                                                       ----------
      Total net assets .............................   $1,164,549
                                                       ==========
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................   $  109,706
   Additional paid-in capital ......................      570,050
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...       (3,823)
   Accumulated undistributed net realized gain
    on investment transactions  ....................      144,281
   Net unrealized appreciation in value of
    investments  ...................................      344,335
                                                       ----------
    Net assets applicable to outstanding units
      of capital ...................................   $1,164,549
                                                       ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $10.61
 Class Y  ..........................................       $10.65
Capital shares outstanding
 Class A  ..........................................      108,343
 Class Y  ..........................................        1,363
Capital shares authorized ..........................      300,000

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1999
(In Thousands)

Investment Loss
 Income (Note 1B):
   Interest and amortization .......................     $  3,183
   Dividends .......................................          593
                                                         --------
    Total income  ..................................        3,776
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        4,401
   Transfer agency and dividend disbursing - Class A        1,463
   Service fee - Class A ...........................        1,173
   Distribution fee - Class A ......................          186
   Accounting services fee .........................           50
   Custodian fees ..................................           34
   Legal fees ......................................           13
   Shareholder servicing - Class Y .................           11
   Audit fees ......................................           10
   Other ...........................................          197
                                                         --------
    Total expenses  ................................        7,538
                                                         --------
      Net investment loss ..........................       (3,762)
                                                         --------

Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................       97,864
 Realized net loss on written call options .........      (17,858)
                                                         --------
   Net realized gain on investments ................       80,006
 Unrealized appreciation in value of investments
   during the period ...............................       38,184
                                                         --------
    Net gain on investments  .......................      118,190
                                                         --------
      Net increase in net assets resulting from
       operations  .................................     $114,428
                                                         ========

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                            For the       For the
                                          six months    fiscal year
                                             ended         ended
                                         September 30,   March 31,
                                             1999          1999
Increase in Net Assets                  ------------   ------------
 Operations:
   Net investment loss ..............     $   (3,762)      $   (311)
   Realized net gain on investments .         80,006        110,553
   Unrealized appreciation ..........         38,184        37,398
                                          ----------      ---------
    Net increase in net assets
      resulting from operations .....        114,428       147,640
                                          ----------      ---------
 Distributions to shareholders from (Note 1D):*
   Net investment income:
    Class A  ........................            ---           (348)
    Class Y  ........................            ---            (40)
   Realized gains on securities transactions:
    Class A  ........................            ---       (108,654)
    Class Y  ........................            ---         (1,329)
                                          ----------      ---------
                                                 ---       (110,371)
                                          ----------      ---------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (16,467,240 and 45,229,713
      shares, respectively) .........        169,743        420,544
    Class Y (199,216 and 1,008,266
      shares, respectively) .........          2,072          9,457
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (0 and 12,288,232
      shares, respectively) .........            ---        107,269
    Class Y (0 and 156,588
      shares, respectively) .........            ---          1,367
   Payments for shares redeemed:
    Class A (10,170,465 and 39,822,410
      shares, respectively)..........       (104,625)      (371,985)
    Class Y (103,687 and 1,033,095
      shares, respectively) .........         (1,053)        (9,638)
                                          ----------      ---------
      Net increase in net assets resulting
       from capital share transactions        66,137        157,014
                                          ----------      ---------
       Total increase  ..............        180,565        194,283
Net Assets
 Beginning of period ............ ...        983,984        789,701
                                          ----------      ---------
 End of period  .....................     $1,164,549       $983,984
                                          ==========      =========
   Undistributed net investment loss         $(3,823)          $---
                                            ========           ====
                 *See "Financial Highlights" on pages 14 - 15.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9/30/99    1999   1998    1997   1996    1995
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $ 9.52   $9.24  $6.80   $7.73  $6.13   $5.47
                     ------   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.03)  (0.00)  0.01    0.03   0.02    0.02
 Net realized and
   unrealized gain
   (loss) on
   investments .....   1.12    1.54   3.29   (0.64)  1.81    1.06
                     ------   -----  -----   -----  -----   -----
Total from investment
 operations  .......   1.09    1.54   3.30   (0.61)  1.83    1.08
                     ------   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.01) (0.01)  (0.03) (0.02)  (0.01)
 From capital gains   (0.00)  (1.25) (0.85)  (0.29) (0.21)  (0.41)
                     ------   -----  -----   -----  -----   -----
Total distributions.  (0.00)  (1.26) (0.86)  (0.32) (0.23)  (0.42)
                     ------   -----  -----   -----  -----   -----
Net asset value,
 end of period  .... $10.61   $9.52  $9.24   $6.80  $7.73   $6.13
                     ======   =====  =====   =====  =====   =====
Total return**......  11.45%  17.83% 51.44%  -8.38% 30.18%  20.50%
Net assets, end
 of period (in
 millions) ......... $1,150    $972   $779    $501   $492    $304
Ratio of expenses
 to average net
 assets  ...........   1.37%***1.29%  1.25%   1.27%  1.19%   1.24%
Ratio of net investment
 income (loss)to average
 net assets  .......  -0.68%***-0.04% 0.06%   0.39%  0.29%   0.30%
Portfolio turnover
 rate  .............  61.45%  48.95% 38.51%  38.82% 27.75%  44.01%

     *Per-share and share amounts have been adjusted retroactively to reflect the 100% stock dividend effected June 26, 1998.
    **Total return calculated without taking into account the sales load deducted on an initial purchase.
   ***Annualized.

                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:*
                    For the                               For the
                        six     For the fiscal             period
                     months   year ended March 31,  from 9/6/95**
                      ended  ---------------------        through
                    9/30/99    1999   1998    1997        3/31/96
                   --------  ------ ------  ------       --------
Net asset value,
 beginning of period $ 9.53   $9.25  $6.80   $7.74          $7.57
                     ------   -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income (loss) ...  (0.02)   0.03   0.03    0.05           0.02
 Net realized and
   unrealized gain (loss)
   on investments...   1.14    1.54   3.30   (0.65)          0.38
                     ------   -----  -----   -----          -----
Total from investment
 operations ........   1.12    1.57   3.33   (0.60)          0.40
                     ------   -----  -----   -----          -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.04) (0.03)  (0.05)         (0.02)
 From capital gains   (0.00)  (1.25) (0.85)  (0.29)         (0.21)
                     ------   -----  -----   -----          -----
Total distributions.  (0.00)  (1.29) (0.88)  (0.34)         (0.23)
                     ------   -----  -----   -----          -----
Net asset value,
 end of period ..... $10.65   $9.53  $9.25   $6.80          $7.74
                     ======   =====  =====   =====          =====
Total return .......  11.75%  18.29% 51.83%  -8.12%          5.44%
Net assets, end of
 period (in
 millions)  ........    $15     $12    $11      $8             $7
Ratio of expenses
 to average net
 assets ............   1.01%***0.95%  0.96%   0.97%          0.96%***
Ratio of net
 investment income
 to average net
 assets (loss)  ....  -0.33%***0.29%  0.35%   0.69%          0.54%***
Portfolio
 turnover rate .....  61.45%  48.95% 38.51%  38.82%         27.75%***

  *Per-share and share amounts have been adjusted retroactively to reflect the
   100% stock dividend effected June 26, 1998.
 **Commencement of operations.
***Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. As of June 30, 1999, the fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion. Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                     Accounting Services Fee
                Average
            Net Asset Level                  Annual Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,403,145, out of which W&R paid sales commissions of $1,992,834 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $18,768, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $630,219,686 while proceeds from maturities and sales aggregated $599,032,015. Purchases of options aggregated $24,476,057 while proceeds from options aggregated $926,087. Purchases of short-term securities aggregated $1,950,577,216 while proceeds from maturities and sales aggregated $1,955,059,403. No U.S. Government securities were bought or sold during the period ended September 30, 1999.

     For Federal income tax purposes, cost of investments owned at September 30, 1999 was $820,034,822, resulting in net unrealized appreciation of $344,335,257, of which $397,584,021 related to appreciated securities and $53,248,764 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $110,303,268 during the year ended March 31, 1999, of which a portion was paid to shareholders during the period ended March 31, 1999. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Only Class A and Class Y shares were issued during the six months ended September 30, 1999. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:
                                       Number of        Premiums
                                       Contracts        Received
                                       ---------        --------
Outstanding at March 31, 1999 ......       1,101     $ 6,499,725
Options written       ..............         400         118,796
Options terminated in closing
    purchase transactions  .........       (1,501)    (6,618,521)
Options exercised ..................         ---             ---
Options expired ....................         ---             ---
                                           -----     -----------
Outstanding at September 30, 1999 ..         ---            $---
                                           =====     ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United New Concepts Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United New Concepts Fund, Inc. (the "Fund") as of September 30, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended March 31, 1999, and the financial highlights for the six-month period ended September 30, 1999, and for each of the five fiscal years in the period ended March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. as of September 30, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended March 31, 1999, and the financial highlights for the six-month period ended September 30, 1999, and for each of the five fiscal years in the period ended March 31, 1999 in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
November 5, 1999

                       Shareholder Meeting Results

A special meeting of United New Concepts Fund, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                   Broker
                                For    Withhold   Non-Votes*
J. Concannon             48,758,069   2,775,411       0
J. Dillingham            48,760,750   2,772,730       0
D. Gardner               48,684,216   2,849,264       0
L. Graves                48,736,807   2,796,673       0
J. Harroz Jr.            48,651,152   2,882,328       0
J. Hayes                 48,606,256   2,927,224       0
R. Hechler               48,707,006   2,826,474       0
H. Herrmann              48,729,223   2,804,257       0
G. Johnson               48,547,795   2,985,685       0
W. Morgan                48,673,913   2,859,567       0
R. Reimer                48,672,395   2,861,085       0
F. Ross                  48,746,111   2,787,369       0
E. Schwartz              48,730,539   2,802,941       0
K. Tucker                48,742,811   2,790,669       0
F. Vogel                 48,771,310   2,762,170       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                   Broker
                   For      Against     Abstain   Non-Votes*
            48,376,951      491,131   2,665,398       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            44,437,601    3,841,645   3,211,891     42,343

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            45,673,327    2,176,156   3,641,654     42,343

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            45,613,924    1,789,263   4,130,293       0

*Broker Non-Votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Zachary H. Shafran, Vice President


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Accumulative Fund
United Asset Strategy Fund, Inc.
United Bond Fund
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Income Fund
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Science and Technology Fund
United Small Cap Fund, Inc.
United Vanguard Fund, Inc.














FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-99)

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